                              AMENDED AND RESTATED
                              DISBURSING AGREEMENT

     THIS AMENDED AND RESTATED  DISBURSING  AGREEMENT (this "Agreement') is made as of March 7, 2008, by and among SOUTHWEST IOWA RENEWABLE ENERGY,  LLC, an Iowa limited liability company (the "Borrower"),  AGSTAR FINANCIAL SERVICES, PCA, and
its  successors and assigns,  as Agent (in such  capacity,  the "Agent") for the benefit of the Banks in connection with that certain Credit  Agreement dated May
2, 2007, as amended by that certain First Amendment to Credit  Agreement of even date herewith (all as amended, restated, supplemented or otherwise modified from time to time, the "Credit  Agreement"),  and AGSTAR FINANCIAL SERVICES,  PCA (in
such capacity, the "Disbursing Agent").

     In consideration of the mutual covenants and conditions  contained  herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                   Definitions

     Section 1.1 Defined Terms. Capitalized terms used in this Agreement and not otherwise  defined herein shall have the meanings ascribed to them in the Credit
Agreement. The following terms, when used in this Agreement with initial capital letters shall have the following  meanings  unless the context  thereof  clearly requires otherwise:

     Advance means a disbursement  of loan proceeds to or for the benefit of the
     Borrower pursuant to Article II of this Agreement.

     Agent means AgStar Financial Services, PCA, as Agent for the benefit of the
     Banks (as set forth in the Credit Agreement).

     Agreement  means this Amended and  Restated  Disbursing  Agreement  and any amendments, supplements, extensions or modifications hereto.

     Borrower's  Equity means funds,  consisting of member cash equity,  grants,
     Subordinated  Debt, and earnings on such amounts,  equal to  $70,000,000.00 plus the amount equal to the difference between (x) the final Project Costs determined on the Completion Date, and (y) $189,645,000.00.

     Commerce Bank means Commerce Bank, N.A.

     Commerce  Bank Loan means that  certain  loan made to  Borrower by Commerce
     Bank under that certain Promissory Note dated March 7, 2008, in the maximum principal amount of $36,000,000.00.

     Commerce Bank Loan Documents means and includes the certain Promissory Note in favor  of  Commerce  Bank,  and all  other  documents,  instruments  and agreements evidencing the Commerce Bank Loan.

     Commerce Bank Loan Maturity Datemeans March 1, 2009.

     Construction  Loan  means the loan from the  Banks to the  Borrower  in the amount of One Hundred Eleven Million and No/100 Dollars  ($111,000,000.00),
     pursuant to the terms and conditions of the Credit Agreement.

     Disbursement  Expiration Date means the date thirty (30) days subsequent to the  Completion  Date,  unless  extended  in  writing  by the Agent and the
     Borrower for an additional, quantified term.

     Disbursing  Account means a deposit  account  established by the Agent with the  Disbursing  Agent for  purposes  of making  all  Advances  under  this
     Agreement.

     Disbursing Agent means AgStar Financial  Services,  PCA, and its successors and assigns.

     Draw Request means a request for an Advance prior to the  Conversion  Date, submitted  by the  Borrower  to the  Agent  and the  Disbursing  Agent,  in
     accordance with the terms and conditions of this Agreement.

     Engineer  means  BBI  International,   a  Colorado  corporation,   and  its
     successors and permitted assigns.

     Event of Default means any event defined as such in the Credit Agreement or any of the agreements incident or ancillary thereto, or this Agreement.

     General  Contractor  means  ICM,  Inc.,  a  Kansas  corporation,   and  its
     successors and permitted assigns.

     Harris means the Harris  Group,  Inc.,  and its  permitted  successors  and assigns.

     Harris Report means that certain report dated February 14, 2008,  issued by
     Harris and delivered to the Agent.

     Indebtedness  means the principal of,  interest on, and all other  amounts, payments,  and  premiums  due under the Credit  Agreement or secured by the
     Loan Documents or otherwise.

     Legal  Requirements  means any and all material present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates, or ordinances of any Governmental  Authority in any way applicable to: (a) the
     Borrower, (b) the Real Property,  including the ownership,  use, occupancy, possession, operation,  maintenance,  alteration, repair, or reconstruction thereof;  (c) any and all  Leases;  and (d) any and all  other  leases  and contracts  (written or oral) of any nature that relate,  in any way, to the
     Project  and  to  which  the  Borrower  may  be  bound,  including  without limitation  any  contract  pursuant  to which  the  Borrower  is  granted a possessory interest in the Real Property or the Project.

     Note means the Convertible Note evidencing the Construction Loan being made thereunder.

     Obligations   means   any   and   all   of   the   covenants,   warranties,
     representations,   and  other   obligations   (other   than  to  repay  the
     Indebtedness)  made or undertaken by the Borrower to Agent or others as set forth in the Loan  Documents or any other  agreement  pursuant to which the
     Borrower  is granted a  possessory  interest  in the Real  Property  or the
     Project.

     Project  Sources  and Uses  Statement  means the  Project  Sources and Uses
     Statement dated as of January 31, 2008, attached hereto as Exhibit A.

     Subordinated  Debt  means  (i) One  Hundred  Thousand  and  No/100  Dollars
     ($100,000.00)  loan from the Iowa Department of Economic  Development;  and
     (ii) the Commerce Bank Loan.

     Sworn Construction Statement means a sworn construction statement, sworn to by the  Borrower and the General  Contractor  dated as of January 31, 2008, attached hereto as Exhibit B.

     Title  Company  means Old Republic  National  Title  Insurance  Company,  a
     Minnesota corporation, and its successors and assigns.

     Title  Insurance  means a  mortgagee's  title  insurance  binder or a title
     insurance  policy,  in  form  and  substance   satisfactory  to  Agent  and
     containing  no  exceptions  (printed  or  otherwise)  which are  reasonably unacceptable to Agent,  issued by the Title Company,  in the face amount of the Note,  insuring  that  Agent  has a first  and  prior  lien on the Real
     Property and containing such endorsements as Agent may reasonably require.

                                   ARTICLE II.
                                  Disbursement

     Section 2.1 Disbursing Account.

     a.   Agent shall  establish the  Disbursing  Account for purposes of making all Advances  under this  Agreement.  At the time of the  execution of this  Agreement,  the Borrower shall deposit  $34,100,000.00  into the
          Disbursing  Account.  The  proceeds of the  Construction  Loan and the
          Borrower's Equity shall be deposited in the Disbursing  Account on the terms and  conditions  set forth herein to be disbursed by  Disbursing
          Agent to or on behalf of the Borrower in payment or  reimbursement  of
          Project  Costs in  accordance  with this  Agreement,  except  that (i)
          monies  expended by Borrower to cover Project Costs  incurred and paid prior  to  May 2,  2007;  and  (ii)  that  portion  of  Project  Costs attributable  to  office  expenses,  operating  costs,  organizational costs,  financing costs, payroll,  payroll taxes,  utilities,  rolling stock, working capital, and other administrative and overhead expenses need not be deposited into the Disbursing Account.  The deposit of the proceeds  of the  Note  in the  Disbursing  Account  shall  constitute payment by the Agent to the Borrower of loan proceeds under the Note.

     b.   All funds deposited in the Disbursing Account,  whether of proceeds of the Construction  Loan or Borrower's  Equity,  shall be disbursed from the  Disbursing  Account and used for Project  Costs in the  following order:

          (1) Borrower's Equity, until exhausted;

          (2) Once the  Borrower's  Equity has been  exhausted,  proceeds of the
          Construction Loan alone shall be disbursed;

     c.   Except as otherwise  provided herein  (including  Sections 2.5 and 2.6 hereof),  any  balance  remaining  in the  Disbursing  Account  on the
          Conversion  Date after the  payment of Project  Costs shall be used by
          Agent to prepay the Note in accordance with the terms of the Note.

     d.   If as a result of the occurrence of an Event of Default under the Loan
          Documents,  the Agent may  declare  the unpaid  principal  balance and accrued  interest on the Note  immediately due and payable,  the Agent may apply  all funds  then on hand in the  Disbursing  Account  to the immediate  payment of the Note. Any such application  shall reduce and discharge  the amount then due and payable on the Note,  and the Agent shall  promptly  notify the Borrower of the amount so applied.  Should the Agent apply any funds in the Disbursing Account to the outstanding balances owed under the Note,  Agent  acknowledges the priority of the
          Mortgage may be affected, impaired or subordinated as to the claims of suppliers and contractors.

     e.   The Disbursing  Agent shall maintain  adequate  records  pertaining to
          Advances disbursed by it and shall file an accounting thereof with the
          Agent and the Borrower upon the  liquidation  and  termination  of the
          Disbursing  Account.  Disbursing  Agent shall  provide  Borrower  with monthly  statements  pertaining  to the  activity  in  the  Disbursing
          Account in order that  Borrower may confirm the accuracy of Disbursing
          Agent's records.

     Section 2.2 Disbursements from the Disbursing  Account.  Disbursements from the Disbursing  Account are conditioned  upon the approval of the Agent which is conditioned, in turn, upon the satisfaction of the terms contained in the Credit
Agreement  and this  Section  2.2,  except for those  costs and  expenses of the
Borrower set forth in Sections 2.16 and 8.04 of the Credit Agreement.

     a.   No  disbursement  shall be made from the Disbursing  Account until the
          Agent receives the Title Insurance issued by the Title Company:

          (1) showing that  marketable  fee title to the Real Property is in the
          Borrower,  subject only to the encumbrances  specified in the Mortgage and any Permitted Liens;

          (2) showing the recording of the Mortgage;

          (3)  insuring  the  Mortgage  to be a first lien on the Real  Property subject only to Permitted Liens and encumbrances approved by Agent;

          (4) naming the Agent as the  insured  for its own  benefit and for the benefit of the Banks;

          (5) containing only such other matters as are reasonably acceptable to the Agent.

     b.   To obtain draws from the Disbursing Account, the Borrower shall submit to the Agent written Draw  Requests,  Sworn  Construction  Statements,
          Project Cost  certifications  and such other  information as the Agent may request,  in form and substance  satisfactory to the Agent and the
          Title Company:

          (1) specifying the uses to which the proceeds of the draw will be put;

          (2)  certifying  such  amounts  to  be  currently  payable  (excluding withholdings) for costs  constituting  Project Costs,  which costs are identified on the Project  Sources and Uses Statement and with respect to which no prior Draw Request has been made; and

          (3) stating that no Event of Default has  occurred  under the terms of the Credit  Agreement,  the Note,  Mortgage,  the  Commerce  Bank Loan
          Documents,  or any of the other  Loan  Documents.  Each  Draw  Request
          (other  than a request  relating to payment of interest on the Note or
          the  costs  of  issuance  of  the  Note)  shall  be   accompanied   by
          certifications  of the  Borrower,  and,  if  requested  by Agent,  the
          General Contractor,  the Engineer and/or the Inspecting  Engineer,  to
          the effect that:

          (i)  The  construction  work to be paid  for has been  completed  in a
               workmanlike   manner   in   accordance   with   the   Plans   and
               Specifications;

          (ii) Materials  are in place or are being stored on the Real  Property
               or  in  secure  off-site  storage   facilities   permitted  by  a
               Construction Contract and work has been completed on the Project, which materials and work have, in the aggregate, a value equal to the  total  of:  (a) the  amount  which  has  been  disbursed  in connection  with earlier Draw Requests;  and (b) the amount which is to be disbursed with the requested draw; and

          (iii) The funds  remaining  undisbursed in the  Disbursing  Account or available  to  Borrower  pursuant to the Note or the terms of any
               Subordinated  Debt  agreements  are to the best of its  knowledge sufficient to fully  complete the Project in accordance  with the
               Plans  and  Specifications  and  the  Project  Sources  and  Uses
               Statement.

     c.   Within three (3) business days of its receipt of such Draw Request and certifications  as are  specified in Section  2.2(b),  the Agent shall notify the  Borrower  of its  consent  to or refusal of the  requested
          Advance,  and if such Draw Request is consented to by the Agent, shall credit the Disbursing  Account with sufficient  immediately  available funds to pay such Draw Request in full, less applicable retainage, and shall  wire  transfer  said  amount  to  the  Disbursing  Account  for disbursement.  For each Draw Request  consented  to by the Agent,  the
          Disbursing Agent shall disburse funds to the parties identified in the
          Draw Request pursuant to the terms of the Agent's consent thereto. The
          Agent and Disbursing Agent assume no liability for the accuracy of any certifications presented to it nor for any request for Advances by the
          Borrower in violation  hereof or of the Loan Documents.  The Agent may retain five  percent  (5%) from each  Advance up to the point when one hundred percent (100%) of the work performed by General Contractor has been  completed.  All amounts  retained by the Agent shall be advanced upon  completion  of the  Project in  accordance  with the  applicable
          Construction Contract.

     d.   The  Disbursing  Agent shall  disburse  all funds from the  Disbursing
          Account in accordance  with this Agreement to the Contractor  which is entitled  thereto,  as set forth in the Draw  Request.  Each such Draw
          Request  shall include a statement  sworn to by the Borrower,  listing the names,  addresses,  and telephone numbers, the work, labor, and/or materials  to be supplied  by, and the total  estimated  amounts to be paid to the General Contractor and subcontractor,  with respect to the
          Project.   Agent  shall   receive  a  general  lien  waiver  from  all
          Contractors,   including   the  General   Contractor,   covering   all
          disbursements  made  hereunder  and an express  lien  waiver from each supplier and sub-contractor having a contract with any Contractor with respect to the Project in excess of ten thousand  ($10,000.00) dollars through  the  date of the  immediately  preceding  disbursement  to it hereunder; except for the final disbursement, which shall be paid only upon  receipt of all lien  waivers  from  General  Contractor  and its subcontractors and suppliers.  The Disbursing Agent shall not disburse any Advance  hereunder if there have been any changes in the status of title  as set  forth  in the  Title  Insurance  which  have  not  been consented to in writing by the Agent.  If any such change has not been so consented to, the Borrower  shall promptly and at its sole cost and expense  restore  the status of title to that  reflected  in the Title
          Insurance.  The Title Company shall, in any event, promptly notify the
          Agent of any change in the status of title to the Real Property or the
          Project.  To the extent any change in title is insured  against by the
          Title  Company,  the  Borrower  shall take all  actions  necessary  to restore the status of title to that reflected in the Title Insurance.

     e.   The Draw Requests, mechanics' lien waivers,  certificates, and any and all  other  instruments  or  documents  required  to be  delivered  in connection  with an Advance shall be in form and substance  reasonably satisfactory to the Agent.

     f.   The Disbursing  Agent shall not disburse any Advance  hereunder unless the Title Company shall insure the Agent against claims for mechanics'
          liens against the Project.

     Section 2.3 Conditions to Initial Advance.  Agent shall not be obligated to consent to the initial Advance to the Borrower unless and until:

     a.   Agent has received: (1) copies of the Plans and Specifications and all executed Construction  Contracts;  (2) a certificate from the Engineer stating that the Plans and  Specifications  have been  approved by the
          Engineer  and  satisfactorily  provide  for  the  construction  of the
          Project in accordance with the Project Sources and Uses Statement; (3)
          copies  of  all   authorizations   and  permits  which  are  presently
          procurable and required by any Legal  Requirement for the construction and proposed use of the Project; (4) an original current survey of the
          Project  showing  the  perimeter  of the Real  Property by courses and distances,  all easements and  rights-of-way,  the line of the streets abutting the Real Property and the width  thereof,  any  encroachments and the  extent  thereof  in feet  and  inches,  the  relation  of the proposed  Project by distances to the  perimeter of the Real  Property and the proposed  Project lines, all acceptable to the Agent to modify the "area,  boundaries,  and  encroachments"  exception to the maximum extent permissible by law; and (5) copies of the policies of insurance required by the Loan Documents  accompanied by evidence by the payment of the premiums  therefor,  or a Certificate of Insurance  executed by the insurer or its authorized agent.

     b.   The Loan Documents have been duly authorized,  executed,  and recorded or filed in accordance with applicable Legal Requirements and original counterparts thereof delivered to Agent.

     c.   The Title Company has issued the commitment for Title Insurance.

     d.   Borrower,  and, if  requested by Agent,  the  Engineer and  Inspecting
          Engineer,  have executed,  or caused to be executed,  and delivered to
          Agent a Draw  Request  in  form  and  substance  acceptable  to  Agent certifying  in  acceptable  detail the  expenditures  made or expenses incurred by the Borrower of the type  described in Section 2.2 of this
          Agreement,  with such supporting data as Agent may reasonably require, and  that the  amount  requested  represents  sums  actually  spent or indebtedness actually incurred.

     e.   The  Borrower  pays to Agent,  or any other  person or party  entitled thereto,  all fees and costs then due and payable  with  reference  to this  Agreement and the subject  hereof,  including any  commitment or origination fee to be paid to the Agent.

     f.   A Sworn  Construction  Statement has been prepared and executed by the
          Engineer,  and  delivered to the Agent  accompanied  by executed  lien waivers and any other documents  required by the Title Company for all
          Project Costs paid by Borrower prior to the Closing Date.

     g.   A copy of the building permit issued by the  appropriate  governmental entity for the Project has been delivered to the Agent.

     h.   Borrower has deposited with the Disbursing Agent the Borrower's Equity pursuant to the provisions of Section 2.1 of this Agreement.

     i.   Executed copies of the Commerce Bank Loan Documents.

     Section 2.4 Conditions to Any Subsequent  Advances.  The Agent shall not be obligated to consent to subsequent Advances unless and until:

     a.   The Borrower  shall have  complied with all  conditions  precedent for
          Advances set forth in the Loan Documents.

     b.   The  Borrower  and, if requested  by Agent,  Harris,  the Engineer and
          Inspecting  Engineer,  shall have executed,  or caused to be executed, and  delivered to Agent a Draw Request as described in Section  2.3(d)
          above and the data therein referred to.

     c.   Agent  shall  have  received:  (1) an  endorsement  (if  permitted  or required  by  virtue  of the  form  thereof)  to the  Title  Insurance increasing the coverage thereof to the full amount of the sum advanced and  reflecting  no  changes  in the  status  of  title  or the  Title
          Insurance since the previous Advance, or if such endorsement cannot be obtained  or if the  Title  Insurance  is a  binder,  an  abstractor's certificate  or other  evidence  satisfactory  to Agent from the Title
          Company  reflecting that there have been no such changes in the status
          of  title  or  the  Title  Insurance;   (2)  if  requested  by  Agent,
          certificate from Harris and/or the Engineer that, in its opinion,  the
          construction  of  the  Project  theretofore   performed  has  been  in
          substantial  accordance  with  the  Plans  and  Specifications  and in accordance  with the Project  Sources and Uses  Statement;  (3) at the request  of Agent,  lien  waivers  or  release  from all  contractors, subcontractors,  laborers,  and  materialmen  employed  or  furnishing materials  in  connection  with the  construction  of the  Project  as specified  in Section  2.2(d);  and (4) such other  certifications  or evidence of cost and completion as Agent may reasonably request.

     d.   All amounts  deposited by the Borrower in the Disbursing  Account from time to time,  are first  disbursed for Project Costs  pursuant to the terms and conditions of this Article II.

     Section 2.5  Contingent  Project Cost Reserve.  Borrower shall deposit with the Disbursing Agent a construction  contingency  fund (the "Contingent  Project
Cost Reserve") in the amount of $3,253,722.00 (the "Original  Contingent Project
Cost Reserve Amount").  Such Contingent Project Cost Reserve amount is inclusive within the  deposit of  $34,100,000.00  made by  Borrower,  pursuant  to Section
2.1(a)  of this  Agreement.  The  Disbursing  Agent may from time to time in its reasonable  discretion disburse amounts from the Contingent Project Cost Reserve to pay for Project Costs  exceeding the amount set forth in the Project  Sources and Uses Statement.  Immediately  following any such disbursement,  the Borrower shall replenish the Contingent  Project Cost Reserve to the Original  Contingent
Project Cost Reserve  Amount with funds from the Equity  Escrow Fund, if any. On the Conversion Date,  amounts held in the Contingent  Project Cost Reserve shall be paid to Commerce  Bank to repay the  Commerce  Bank Loan,  so long as (x) all conditions  precedent to the conversion of the  Construction  Loan into the Term
Loan and into the Term  Revolving Loan have been met, (y) there exists no Events of Default, and (z) no Subordinated Debt other than the One Hundred Thousand and
No/100

Dollars  ($100,000.00) loan from the Iowa Department of Economic Development and the Commerce Bank Loan remains  outstanding.  If the Commerce Bank Loan has been paid in full on or before the  Conversion  Date,  amounts held in the Contingent
Project Cost Reserve shall be paid to the Borrower, consistent with the terms of this Agreement.

     Section 2.6 Equity Escrow Fund.  Borrower shall deposit with the Disbursing
Agent the first  $5,000,000.00  it collects  as a result of any equity  offering
(the "Equity Escrow Fund").  Until the Conversion Date, funds held in the Equity
Escrow Fund shall be used by the Disbursing  Agent:  (a) first, to replenish the
Contingent  Project  Cost  Reserve,  and (b) second,  for the payment of Project
Costs  exceeding the amount set forth in the Project Sources and Uses Statement.
On the Conversion Date,  amounts held in the Equity Escrow Fund shall be paid to
Commerce  Bank to repay the Commerce  Bank Loan,  so long as (x) all  conditions precedent to the conversion of the Construction Loan into the Term Loan and into the Term  Revolving  Loan have been met,  (y) there exists no Events of Default, and (z) no  Subordinated  Debt other than the One  Hundred  Thousand  and No/100
Dollars  ($100,000.00) loan from the Iowa Department of Economic Development and the Commerce Bank Loan remains  outstanding.  If the Commerce Bank Loan has been paid in full on or before the Conversion Date, amounts held in the Equity Escrow
Fund shall be paid to the Borrower.

     Section 2.7 Right to Withhold Consent to Advance.  Notwithstanding anything to the contrary contained in or inferable from any of the above, Agent shall not be required to consent to any Advance hereunder if, at the time of the requested
Advance:

     a.   Any Default or Event of Default exists hereunder or under the terms of any of the Loan Documents.

     b.   The requested Advance,  plus the sum of the previous Advances or other sums  disbursed  by Agent  under the Loan  Documents,  exceed the face amount of the Note.

     c.   In the good  faith  judgment  of the Agent  (after  consultation  with independent  third  parties when deemed  necessary or advisable by the
          Agent),  the Project will not be completed in  substantial  accordance with the  Plans  and  Specifications,  the  Project  Sources  and Uses
          Statement  and/or the Legal  Requirements  or the other  provisions of this Agreement or the Loan Documents.

     d.   In  the  good  faith  judgment  of  Agent  (after   consultation  with
          independent  third  parties when deemed  necessary or advisable by the
          Agent),  the sum of the unadvanced  loan proceeds plus other sums held in the Disbursing  Account for Borrower plus other funds  available to pay the costs of constructing the Project are insufficient to complete
          the   Project   in   substantial   accordance   with  the   Plans  and
          Specifications  and this Agreement or the Loan  Documents,  unless and until the Borrower has deposited  additional funds into the Disbursing
          Account.

     e.   The Project (or any portion  thereof) is demolished  or  substantially destroyed or  condemnation  or similar type  proceedings are commenced with reference thereto.

     f.   Any change in the status of title to the Real  Property or the Project has  occurred  subsequent  to the date hereof  without  Agent's  prior written consent.

     g.   Any event has  occurred  which has or could  give rise to a lien claim having priority over the Mortgage.

     h.   An order or  decree  in any  court of  competent  jurisdiction  exists enjoining the  construction of the Project or enjoining or prohibiting the  Borrower  or  Agent  or  either  of them  from  performing  their respective obligations under this Agreement.

     i.   Any material  deviation  exists in the work of  construction  from the
          Plans and Specifications  without the prior written approval of Agent, which approval shall not be  unreasonably  withheld,  or it appears to
          Agent in good faith (after consultation with independent third parties when  deemed  necessary  or  advisable  by the  Agent)  that there are material defects in the workmanship or materials.

     j.   Any  material  encroachment  exists  which has  occurred  without  the approval of Agent.

     k.   The work of construction has ceased prior to completion of the Project for a  continuous  period of thirty (30) days or more for causes other than those  beyond the  control of the  Borrower  or  consented  to in writing by Agent.

     Section 2.8 Conditions  for Benefit of the Agent and Banks.  All conditions precedent to Agent's  obligation  to consent to Advances  hereunder  are imposed solely and  exclusively  for Banks'  benefit,  or for the mutual  benefit of the
Agent and the Banks,  where so  indicated.  No person or entity other than Agent shall  have any  standing  to require  satisfaction  of such  conditions,  or be entitled  to assume  that  Agent  will  refuse to make  Advances  absent  strict compliance therewith, and any or all of such conditions may be freely waived (in whole or in part) by Agent at any time or times.

                                  ARTICLE III.
                          General Terms and Conditions

     Section 3.1 Fees.  Any and all  reasonable  costs and expenses  required to
satisfy  any  provision  of  this  Agreement,   including   without   limitation
documentary taxes and recording, brokerage,  reasonable attorneys',  surveyors', accountants', engineers' and inspectors' fees and Title Insurance premiums shall be paid by the  Borrower.  Upon  Borrower's  request,  Agent  shall  provide  to
Borrower  invoices for all costs and expenses to be reimbursed by Borrower under this  Agreement.  No portion of any such costs and expenses shall be, in any way and to any extent, credited against any portion of the indebtedness.

     Section  3.2  Instruments,   Policies,   Proceedings,   and  Parties.   All
instruments and policies of insurance to be executed and/or  delivered to Agent, and all  proceedings  to be taken in  connection  with  this  Agreement  and the
Construction Loan provided for herein, and all persons or parties responsible in any way for the  construction  of the Project or any  obligation to be performed hereunder,  shall be subject to the  acceptance of Agent as to form,  substance, coverage,  and identity.  Immediately  upon request of Agent,  the Borrower will execute,

                                       10

acknowledge,  and deliver to Agent such further  instruments and do such further acts as Agent may reasonably  deem necessary to carry out more  effectively  the purpose of this  Agreement or to subject it to the liens and security  interests of the Loan  Documents any property  intended by the terms thereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, betterments, or appurtenances to the Project.

     Section  3.3 Waiver.  Any failure by Agent to insist,  or election by Agent not to  insist,  upon the  Borrower's  strict  performance  of any of the terms, provisions,  or  conditions  of the Loan  Documents  shall not be deemed to be a waiver of same or of any other term, provision,  or condition thereof, and Agent shall have the right at any time thereafter to insist upon strict performance by
Borrower  of  any  and  all  of  the  same.  Specifically,  no  Advance  of  any
Construction  Loan proceeds  hereunder absent  Borrower's strict compliance with this Agreement shall, in any way, preclude Agent from thereafter  declaring such failure to comply to be an Event of Default hereunder.

     Section 3.4 Written Amendment or Waiver. This Agreement may not be amended, waived, discharged, or terminated except through a writing executed by the party against whom enforcement of the amendment,  waiver, discharge, or termination is sought.

     Section  3.5  Applicable  Law and  Severability.  This  Agreement  has been executed  under and shall be construed and enforced in accordance  with the laws of the State of  Minnesota.  This  Agreement  and all of the Loan  Documents are
intended to be performed in accordance  with,  and only to the extent  permitted by, all applicable legal requirements.  If any provision hereof or if any of the other Loan Documents or the application  thereof to any person or  circumstances shall, for any reason and to any extent,  be invalid or  unenforceable,  neither the  application of such provision to any other person or  circumstance  nor the remainder  of the  instrument  in which such  provision  is  contained  shall be affected thereby,  but rather shall be enforced to the greatest extent permitted by law.

     Section 3.6  Exercise of Rights or  Remedies.  All  rights,  remedies,  and recourse afforded the parties hereto in the Credit Agreement, Note, Mortgage, or otherwise available at law or in equity, including specifically those granted by the Uniform Commercial Code in effect in the State of Minnesota are incorporated herein by references and: (a) shall be deemed cumulative and concurrent; (b) may be pursued separately,  successively, or concurrently against Borrower or anyone else obligated  hereunder,  or against the Real Property,  or against any one or more of them, at the sole discretion of Agent;  (c) may be exercised as often as the occasion therefore shall arise, it being understood by the Borrower that the exercise, failure to exercise, or election not to exercise any of the same shall in no event be construed as a waiver of same or of any other right,  remedy,  or recourse  available  to  Agent;  and (d)  are  intended  to be,  and  shall,  be nonexclusive.

     Section 3.7  Assignment.  This Agreement  shall be binding upon the parties hereto  and their  respective  heirs,  successors,  legal  representatives,  and assigns;  provided,  however, that the Borrower may not assign,  transfer, or in any way  hypothecate  their interests in the Loan Documents or the Real Property
(or any portion  thereof)  without  Agent's  prior  written  consent  (except as provided in the Loan Documents).

                                       11

     Section  3.8  Notices.  All  notices or other  communications  required  or permitted to be given pursuant to the  provisions of this Agreement  shall be in writing  and shall be  considered  as  properly  given if mailed by first  class
United States mail,  postage  prepaid,  or by  delivering  same in person to the intended addressee, or by prepaid telegram.  Notice so mailed shall be effective upon its deposit.  Notice  given in any other manner shall be effective  only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

      To the Borrower:                Southwest Iowa Renewable Energy, LLC
                                      2101 42nd Avenue
                                      Council Bluffs, IA  51501

               With a copy to:        Husch Blackwell Sanders LLP
                                      1620 Dodge Street
                                      Suite 2100
                                      Omaha, NE 68102
                                      Phone: (402) 964-5000
                                      Fax: (402) 964-5050
                                      Attention: Michelle S. Mapes

      To the Agent/Disbursing Agent:  AgStar Financial Services, PCA
                                      P.O. Box 4249
                                      1921 Premier Drive
                                      Mankato, MN 56002-4249
                                      Telephone: (507) 529-2000
                                      Facsimile: (507) 529-2062
                                      Attention:  Ron Monson

               With copy to:          Gray, Plant, Mooty, Mooty & Bennett, P.A.
                                      1010 West St. Germain, Suite 600
                                      St. Cloud, MN  56301
                                      Telephone: (320) 252-4400
                                      Facsimile: (320) 252-4482
                                      Attention: Phillip L. Kunkel

provided, however, that any party shall have the right to change his address for notice  hereunder to any other location within the continental  United States by the giving of thirty (30) days'  notice to the other  parties at the address set forth hereinabove.

     Section 3.9 Exculpation.  Neither the Agent nor the Title Company,  nor any
of their  officers,  directors or employees shall be liable for any action taken or omitted by them, except for its or their own negligence, bad faith or willful misconduct;  nor shall they or the Disbursing Agent be liable or responsible for the validity,  enforceability,  or sufficiency of any document  furnished to the them  pursuant  to  Article II hereof,  nor shall  they be  responsible  for any representations  or  statement  made in any of those  documents.  The  Agent and
Disbursing  Agent shall be  entitled  to rely upon advice of counsel  concerning legal matters and upon any document or notice delivered to it hereunder which it believes  to be  genuine  or to have  been  presented  by a proper  person.  Any disbursements  by the Agent of any Advance shall not be deemed to be an approval by it of any work  performed  on the  Project or any  materials  furnished  with respect

                                       12

thereto or a  representation  by it that the unused portion of the  Construction
Loan is sufficient to pay remaining Project Costs.

     IN WITNESS  WHEREOF,  the Borrower,  Agent and Disbursing Agent have caused this  Disbursing  Agreement to be executed in their  respective  names as of the date first above written.

BORROWER:

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,   AGENT AND DISBURSING AGENT:
an Iowa limited liability company       AGSTAR FINANCIAL SERVICES, PCA,
                                        an United States instrumentality

By /s/ Mark Drake                       /s/ Ron Monson
   -------------------------------      -------------------------------------
        Mark Drake                      By  Ron Monson
        Its: General Manager            Its  Vice President

By /s/ Karol King
  --------------------------------
        Karol King
        Its: Board Chairman

                                       13

                                    EXHIBIT A
                       PROJECT SOURCES AND USES STATEMENT

                         [See following attached pages.]

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------
SOURCES OF FUNDS
Note Payable                       2400             0    1,283,250             0    0.00       1,283,250
Note payable IDED                  2410        (1,667)      13,333        30,000   44.44         (16,667)
Construction Loan                  2500             0            0   101,000,000    0.00    (101,000,000)
Senior Debt Revolving              2510             0            0    10,000,000    0.00     (10,000,000)
Revolving line of Credit           2520             0            0             0    0.00               0
Long Term IDED                     2910             0      168,333       170,000   99.02          (1,667)
Seed Capital                       3300             0    1,650,000     1,650,000  100.00               0
Member's Equity                    3400             0   69,876,000    74,004,000   94.42      (4,128,000)
Member's Contribution              3403             0    4,128,000             0    0.00       4,128,000
Contributed Capital                3404             0      960,000             0    0.00         960,000
Additional Member Equity           3405             0            0    34,100,000    0.00     (34,100,000)
Grant Revenue                      4900         6,769      169,480       360,000   47.08        (190,520)
Interest Income                    4910             0    3,342,841     3,321,389  100.65          21,452
Contributions                      4920           250        4,325             0    0.00           4,325
Other Income                       4930             0        2,500             0    0.00           2,500
Loss on Disposition                4935             0      (34,084)            0    0.00         (34,084)
Rental Income                      4940             0       58,983             0    0.00          58,983
                                          ---------------------------------------        ----------------

TOTAL SOURCES                                   5,352   81,622,962   224,635,389   36.34    (143,012,427)

USES OF FUNDS
CASH AND NONCASH ACCRUALS
Cash - Checking - Frontier         1025      (140,309)   1,028,829             0    0.00       1,028,829
Petty Cash Frontier2-07            1027           543          962             0    0.00             962
Construction Fund                  1040             0    1,871,461             0    0.00       1,871,461
First Nat'l Payroll account        1041       (28,139)      45,188             0    0.00          45,188
Accounts Receivable                1100        (1,032)       6,769             0    0.00           6,769
Accumulated Depreciation           1890        (1,143)     (11,804)            0    0.00         (11,804)
Prepaid Insurance                  1160        (8,139)      18,294             0    0.00          18,294
Prepaid Office Rent                1166             0        3,525             0    0.00           3,525
Prepaid Taxes                      1170             0        5,223             0    0.00           5,223
Accounts Payable                   2000    (2,830,762) (23,347,427)            0    0.00     (23,347,427)
Accrued Expenses                   2020        25,322      (84,314)            0    0.00         (84,314)
Retainage payable                  2060             0   (3,968,097)            0    0.00      (3,968,097)
State WH Payable                   2101         3,645       (1,830)            0    0.00          (1,830)
Unemployment Fed Payable           2110           114         (232)            0    0.00            (232)
Unemployment State Payable         2112          (241)        (344)            0    0.00            (344)
                                          ---------------------------------------        ----------------

                                           (2,980,140) (24,433,798)            0    0.00     (24,433,798)
PLANT CONSTRUCTION COSTS
Construction Contract              1300             0   69,767,728   118,000,000   59.13     (48,232,272)
Construction Sales Tax             1301       321,579      570,718     3,268,693   17.46      (2,697,975)
Admin Building                     1305        25,000      109,777       660,000   16.63        (550,223)
Office Equipment                   1310             0       39,867        80,000   49.83         (40,133)
Computers, Software, Network       1315         5,954       42,543       300,000   14.18        (257,458)
Office Equipment Other-Signage     1316             0            0             0    0.00               0
Construction Ins-Builders Risk     1325             0      267,618       400,000   66.90        (132,382)
Capitalized Interest               1330             0            0     5,400,000    0.00      (5,400,000)
Construction Contingency           1335             0            0     3,253,722    0.00      (3,253,722)
Steam Infrustructure Costs         1350       538,844    3,108,365    20,632,955   15.07     (17,524,590)
Grain Storage and DDGS Handling    1355       503,353    9,069,553     9,612,977   94.35        (543,424)
Emissions Monitoring               1356             0            0       300,000    0.00        (300,000)
Back up boilers                    1358             0            0     6,670,000    0.00      (6,670,000)
Power Distribution                 1360       238,927      283,640     3,904,273    7.26      (3,620,633)
Engineering                        1802             0       40,008             0    0.00          40,008
                                          ---------------------------------------        ----------------

                                            1,633,657   83,299,816   172,482,620   48.29     (89,182,804)

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 1

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------
SITE COSTS
Land                               1400             0    2,064,090     2,064,090  100.00               0
Site Engineering (Survey& Bori     1405             0      114,835     1,162,216    9.88      (1,047,381)
Site Fencing                       1410             0       77,802       237,000   32.83        (159,198)
Site Improvements                  1415        18,455    5,154,387     5,410,275   95.27        (255,888)
Hard Surface Roads                 1420             0            0     1,400,600    0.00      (1,400,600)
Site Maintenance                   1425             0            0             0    0.00               0
Site Utilities                     1430         8,320      497,259       435,070  114.29          62,189
Permitting                         1435             0        1,145       300,000    0.38        (298,855)
Security Fence                     1440             0        2,004             0    0.00           2,004
                                          ---------------------------------------        ----------------

                                               26,775    7,911,523    11,009,251   71.86      (3,097,728)

NATURAL GAS                                         0            0     1,807,000    0.00      (1,807,000)
                                          ---------------------------------------        ----------------

                                                    0            0     1,807,000    0.00      (1,807,000)

SCALES y& PROBE                                      0            0       750,000    0.00        (750,000)
                                          ---------------------------------------        ----------------

                                                    0            0       750,000    0.00        (750,000)
RAILROAD
Mainline Rail Switch               1500             0            0             0    0.00               0
Yard Rail Switch                   1505             0            0             0    0.00               0
Rail Track                         1510     1,140,219    3,556,378     4,521,461   78.66        (965,083)
Rail Development Engineering       1511        17,224      131,204       200,000   65.60         (68,796)
Railroad Contingency               1515             0       40,000        40,000  100.00               0
Rail Infrastructure                1525             0    1,314,825     1,669,938   78.73        (355,113)
Rail Spur Development              1530             0    1,967,839     5,203,884   37.81      (3,236,045)
                                          ---------------------------------------        ----------------

                                            1,157,444    7,010,247    11,635,283   60.25      (4,625,036)

FIRE PROTECTION/WATER SUPPLY
Fire Protection Loop               1600             0      471,759       522,648   90.26         (50,889)
Fire Protection Equipment          1605             0            0             0    0.00               0
Fire Water Pumps y& Hydrants        1610             0            0       487,060    0.00        (487,060)
Wells or Water System Access       1615             0       66,504       612,543   10.86        (546,039)
Water System Pump                  1620             0       10,564        10,900   96.92            (336)
Drain Field y& Septic Tank          1625             0          625             0    0.00             625
Water Treatment System             1630             0      417,407     2,030,000   20.56      (1,612,593)
Process Building Fire Suppress     1640             0          320             0    0.00             320
Blow Down Pond                     1645             0            0             0    0.00               0
                                          ---------------------------------------        ----------------

                                                    0      967,178     3,663,151   26.40      (2,695,973)

ROLLING STOCK
Rolling Stock                      1730             0        9,737     2,000,000    0.49      (1,990,263)
                                          ---------------------------------------        ----------------

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 2

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------
                                                    0        9,737     2,000,000    0.49      (1,990,263)
FINANCING COSTS
Financing Costs   ***              1900             0    2,419,153     1,618,824     149         800,329
Loan Origination Fees              1905             0            0             0       -               0
Bank Commitment Fee                1910             0      149,995       150,000     100              (5)
Bank Annual Service Fee            1920             0            0             0       -               0
Construction Inspections           1925             0            0             0       -               0
Bank Attorney Fees                 1930             0      132,710       132,710     100               0
Title Insurance                    1935             0       71,676        72,000     100            (324)
Disbursement Agent fee             1940             0        5,000         5,000     100               0
Appraisal Cost                     1945             0       25,500        25,500     100               0
                                          ---------------------------------------        ----------------

                                                    0    2,804,034     2,004,034     140         800,000

PRE PRODUCTION PERIOD COSTS
Preproduction - Start-Up Costs     5300             0        2,589        50,000       5         (47,411)
Preproduction - Admin Labor        5310        30,418      443,657       837,670      53        (394,013)
Employment expenses                5311           649       83,527       150,000      56         (66,473)
Preproduction Production Labor     5320             0            0       462,000       -        (462,000)
Preproduction - Utilities          5330        10,465      137,856       170,000      81         (32,144)
Rail Leases                        5335             0            0             0       -               0
Training costs                     5340          (496)      12,046       100,000      12         (87,954)
Operating Costs                    5350             0          401        30,000       1         (29,599)
                                          ---------------------------------------        ----------------

                                               41,036      680,076     1,799,670      38      (1,119,594)
INVENTORY-WORKING CAPITAL
Inventory - Corn                   1205             0            0     3,500,000    0.00      (3,500,000)
Inventory - Ethanol                1210             0            0     5,300,000    0.00      (5,300,000)
Inventory - Chemicals y& Ingred     1215             0            0       800,000    0.00        (800,000)
Spare Parts                        1225             0            0       750,000    0.00        (750,000)
Working Capital                    1240             0            0     1,000,000    0.00      (1,000,000)
Inventory DDGS                     1245             0            0     1,300,000    0.00      (1,300,000)
                                          ---------------------------------------        ----------------

                                                    0            0    12,650,000    0.00     (12,650,000)

ORGANIZATIONAL COSTS

ENTITY ORGANIZATION
Organizational - Legal             5000             0       11,976        15,000      80          (3,024)
Organizational - Accounting        5010             0            0             0       -               0
Organizational - Misc              5020            65       33,627        35,000      96          (1,373)
                                          ---------------------------------------        ----------------

                                                   65       45,603        50,000      91          (4,397)

COST OF RAISING CAPITAL
Cost of Rasing Capital             3940             0      139,889       145,000      96          (5,111)
                                          ---------------------------------------        ----------------

                                                    0      139,889       145,000      96          (5,111)

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 3

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------

OPERATING
Office expense                     6000           841       11,165        25,000      45         (13,835)
Office labor                       6010         4,016      151,727       200,000      76         (48,273)
Office equipment/supplies          6020          (448)      17,746        28,000      63         (10,254)
Telephone                          6030         1,036       14,761        23,000      64          (8,239)
Internet service                   6040           563        2,621         7,500      35          (4,879)
Postage and printing               6050         1,545       28,716        40,000      72         (11,284)
Rent                               6060         3,525       53,886        65,000      83         (11,114)
License and fees                   6070             0          310         2,000      16          (1,690)
Directors meeting expense          6200        16,031      336,333       522,480      64        (186,147)
Director travel expense            6210          (354)      16,405        28,000      59         (11,595)
Travel expenses                    6215         3,884       44,765        65,000      69         (20,235)
Member meeting expenses            6216             0        8,197        15,000      55          (6,803)
Payroll tax expense                6230         4,352       34,528       130,000      27         (95,472)
Employee Benefits                  6241         3,480       23,592       132,000      18        (108,408)
Accounting fees                    6400        18,250      139,486       227,000      61         (87,514)
Legal                              6410        39,407      766,738     1,082,000      71        (315,262)
Consulting fees                    6420        14,310      404,112       475,000      85         (70,888)
Professional Fees                  6425           769       16,741       150,000      11        (133,259)
Membership Meetings                6440             0          771         7,500      10          (6,729)
Conference Fees                    6441            10        6,412        12,000      53          (5,589)
General meeting                    6445           738        3,310         3,500      95            (190)
Membership Fees                    6450             0          305         2,000      15          (1,695)
Bank charges                       6600             0       10,110        14,000      72          (3,890)
Depreciation                       6610         1,143       11,804        44,000      27         (32,196)
Miscellaneous expense              6620           563       56,128        70,000      80         (13,872)
Donations                          6630             0      100,000       100,000     100               0
Dues & subscriptions               6640         2,601        9,519         9,800      97            (281)
Insurance-operations               6650             0            0        20,000       -         (20,000)
Insurance-D&O                      6660         5,945       98,637       165,000      60         (66,363)
Insurance-Bond                     6662            75        1,309         7,500      17          (6,191)
Insurance-Workers Comp             6663           343        3,485        19,800      18         (16,315)
Insurance-Gen Liability            6664         1,939       35,271        62,000      57         (26,730)
Insurance-Land Title               6665             0          300           300     100               0
Insurance-Railroad Prot            6666             0        4,658         5,000      93            (342)
Interest                           6670             0        1,804         2,000      90            (196)
Property taxes                     6680             0          672        35,000       2         (34,328)
Advertising                        6690             0        1,217         8,500      14          (7,283)
Project coordinator                6800             0      362,492       362,500     100              (8)
Project coordinator Expansion      6801             0       30,000        30,000     100               0
Permitting                         6810             0        4,699        60,000       8         (55,301)
Site/land improvements             6820             0       37,001        42,000      88          (4,999)
Site Assessments                   6825         1,210      330,820       340,000      97          (9,180)
                                          ---------------------------------------        ----------------

                                              125,774    3,182,552     4,639,380      69      (1,456,828)

                                          ---------------------------------------        ----------------

PRE PRODUCTION TOTAL                          125,839    3,368,044     4,834,380      70      (1,466,336)

                                          ---------------------------------------        ----------------

TOTAL USES                                      4,611   81,616,857   224,635,389      36    (143,018,532)
                                          ---------------------------------------        ----------------

TOTAL SOURCES                                   5,352   81,610,726   224,635,389      36    (143,024,663)
                                          ---------------------------------------        ----------------

TOTAL SOURCES LESS USES                           741      $ 5,364           $ 0                 $ 5,364
                                          ==============================================================

=========================================================================================================
*** Includes RDA shares issued for services rendered in the amount of $800,000
---------------------------------------------------------------------------------------------------------

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 4

                                    EXHIBIT B
                          SWORN CONSTRUCTION STATEMENT

                         [See following attached pages.]

SWORN CONSTRUCTION STATEMENT                                                                                    Attachment 6

                                               OWNER: Southwest Iowa Renewable Energy, LLC
                                         PROPERTY AT: 10976 189th Street, Council Bluffs, IA 51503

      SIRE As of 1-31-2008
-----------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE:  This statement must be complete as to names of all persons and companies  furnishing labor and/or material on the premises herein. Any increase in cost, from changes in construction or otherwise, must be forthwith reported to the DISBURSING AGENT with additional deposits to cover such increase in cost.

------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Amounts
                                                                                                                           Remaining
                                                                                             Bids or                       for Signed
ITEMS                                                   FURNISH BY               Budget     Contracts      AMT PAID        Contracts
-----------------------------------------------------------------------------------------------------------------------------------------
    1   Plant Construction Costs
-----------------------------------------------------------------------------------------------------------------------------------------
                                                        ICM Fixed
                                                        Price Contract                     $118,000,000     $48,042,404    $69,957,596
-----------------------------------------------------------------------------------------------------------------------------------------
    2       Builders Risk(thru 1 May 08)                IMA, Ins                               $267,618        $267,618             $0
-----------------------------------------------------------------------------------------------------------------------------------------
            Builders Risk(thru 1 Sept 08)               IMA, Ins                $132,382
-----------------------------------------------------------------------------------------------------------------------------------------
    3 Steam System(Turbine, Building, Etc)              ICM Fixed
                                                        Price Contract                      $19,882,955      $2,497,537
-----------------------------------------------------------------------------------------------------------------------------------------
    3 Steam System(Turbine, Start Up/Cleaning)          ICM                     $750,000
-----------------------------------------------------------------------------------------------------------------------------------------
        Engineering & Contract Administration           HGM Opinion                                             $23,628
-----------------------------------------------------------------------------------------------------------------------------------------
    4 Grain and DDGS Storage and Handling               Todd & Sargents                      $9,612,977      $7,399,640     $2,213,338
-----------------------------------------------------------------------------------------------------------------------------------------
    5 Rail Road
-----------------------------------------------------------------------------------------------------------------------------------------
         North Grading                                  Petersons                            $1,760,548      $1,667,031        $93,517
-----------------------------------------------------------------------------------------------------------------------------------------
         North Grading Completion                       Kreifels
                                                        Construction and
                                                        Excavation                             $345,285        $294,043        $51,242
-----------------------------------------------------------------------------------------------------------------------------------------
         South Grading                                  Kreifels
                                                        Construction and
                                                        Excavation                           $2,135,488      $1,945,137        190,351
-----------------------------------------------------------------------------------------------------------------------------------------
         Other-Misc MidAm/Culvert/BNSF Issues           MidAm/Kreifels          $167,172
-----------------------------------------------------------------------------------------------------------------------------------------
         Rail Bridge                                    Dixon                                $1,669,938      $1,007,758       $662,180
-----------------------------------------------------------------------------------------------------------------------------------------
         Rail Construction                              Colo                                   $971,565
-----------------------------------------------------------------------------------------------------------------------------------------
         Rail Construction Inner Loop                                           $997,192
-----------------------------------------------------------------------------------------------------------------------------------------
         Direct Purchase of Rail Materials              LB Foster/Narstco/
                                                        Progress Rail         $3,507,544
-----------------------------------------------------------------------------------------------------------------------------------------
         Engineering & Contract Administration          HGM Opinion                                           $227,242
-----------------------------------------------------------------------------------------------------------------------------------------
         Channel Assemblies thru loadout building       Drake Williams                          $40,552        $40,794
-----------------------------------------------------------------------------------------------------------------------------------------
         CBEC Option                                                                            $40,000        $40,000              $0
-----------------------------------------------------------------------------------------------------------------------------------------
    6 Site Costs
-----------------------------------------------------------------------------------------------------------------------------------------
         Geopiers                                       Petersons                            $1,704,260      $1,704,260             $0
-----------------------------------------------------------------------------------------------------------------------------------------
         Plant Grading                                  Kreifels
                                                        Construction
                                                        and
                                                        Excavation                           $3,560,448      $3,459,858       $100,590
-----------------------------------------------------------------------------------------------------------------------------------------
         Site Utilities
-----------------------------------------------------------------------------------------------------------------------------------------
            Fire Loop/Tank supply line                  Midwest Underground                    $388,341        $388,341             $0
-----------------------------------------------------------------------------------------------------------------------------------------
            Potable Water Main/Sanitary Sewers          Midwest Underground                    $145,207        $107,177        $38,030
-----------------------------------------------------------------------------------------------------------------------------------------
            Process Water Wells                         Layne Western                          $245,455              $0       $245,455
----------------------------------------------------------------------------------------------------------------------------------------
            Potable Water Wells                                                                 $18,999              $0        $18,999
-----------------------------------------------------------------------------------------------------------------------------------------
            Other Utilites
-----------------------------------------------------------------------------------------------------------------------------------------
                Septic Tanks                            D&D Septic                              $25,684         $25,684             $0
-----------------------------------------------------------------------------------------------------------------------------------------
                Well Testing                            Cahoy                                   $12,905         $12,905             $0
-----------------------------------------------------------------------------------------------------------------------------------------
                Temporary Power/Tanks                   ABC Electric            $161,937                       $161,938
-----------------------------------------------------------------------------------------------------------------------------------------
                Temporary Power - MidAm                 MidAm                    $27,710                        $27,710
-----------------------------------------------------------------------------------------------------------------------------------------
                Temporary Power - ICM                   ICM                      $40,989
-----------------------------------------------------------------------------------------------------------------------------------------
            Non-contact Process Water Main              HGM Opinion             $309,501
-----------------------------------------------------------------------------------------------------------------------------------------
            Fire Pumps, Hydrants, Monitors              ICM Fixed Price
                                                        Contract                               $487,060
-----------------------------------------------------------------------------------------------------------------------------------------
            Fencing & Gating                            American Fence          $237,000                       $79,806
-----------------------------------------------------------------------------------------------------------------------------------------
            Landscaping                                 HGM Engineer
                                                        Opinion                 $100,000
-----------------------------------------------------------------------------------------------------------------------------------------
            Containment(Storage Tanks)                  HGM Opinion             $250,000
-----------------------------------------------------------------------------------------------------------------------------------------
            Engineering & Contract Administration       HGM Opinion             $972,216                      $225,030
-----------------------------------------------------------------------------------------------------------------------------------------
            Ground Soil Compaction Testing              HGM Opinion             $190,000                      $164,945
-----------------------------------------------------------------------------------------------------------------------------------------
    7       Road/Parking Lot Paving                     HGM Engineer
                                                        Opinion               $1,400,600
-----------------------------------------------------------------------------------------------------------------------------------------
            Permitting                                  Bunge & ICM
                                                        Engineer Est            $300,000                        $5,095
-----------------------------------------------------------------------------------------------------------------------------------------

      Electrical
-----------------------------------------------------------------------------------------------------------------------------------------
    8     SIRE Permanent Power                          ICM Fixed
                                                        Price Contract                        $1,328,800       $66,087
-----------------------------------------------------------------------------------------------------------------------------------------
    8     Engineer Design Grain Hndlng Automation       Interstates
                                                        Engineering             $235,000                       $23,186
-----------------------------------------------------------------------------------------------------------------------------------------
    9     Electrical Installation Grain Hndlng          Interstates
                                                        Esitmate with
                                                        ICM Agreement         $2,265,000
-----------------------------------------------------------------------------------------------------------------------------------------
   10     Electrical - MidAm Power line Relocation      HGM Engineer
                                                        Opinion                  $75,473
-----------------------------------------------------------------------------------------------------------------------------------------
      Backup Boilers & Building                         Proposal
                                                        Rasmussen             $6,670,000
-----------------------------------------------------------------------------------------------------------------------------------------
      Natural Gas Piping                                Proposal
                                                        Northern              $1,807,000
-----------------------------------------------------------------------------------------------------------------------------------------
      Scales & Probe
-----------------------------------------------------------------------------------------------------------------------------------------
   11    Two Truck Scales                               Scales Sales
                                                        & Service
                                                        (Contract)              $116,000
-----------------------------------------------------------------------------------------------------------------------------------------
        Grain Hndlng Accounting Software                John Deer
                                                        Agri-Services
                                                        (Proposal)               $99,000
-----------------------------------------------------------------------------------------------------------------------------------------
   12   Scales & Probe Bldg                             Bunge
                                                        Engineering
                                                        Estimate               $535,000
-----------------------------------------------------------------------------------------------------------------------------------------
   13 Water Treatment                                   ICM Fixed
                                                        Price Contract                          $2,030,000        $600
-----------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
   15 Land                                              Pottawattamie
                                                        County                                  $2,064,090    $780,840      $1,283,250
-----------------------------------------------------------------------------------------------------------------------------------------
   16 Continious Emissions Monitoring Equipment         ICM Estimate
                                                        Based on
                                                        Experience              $300,000
-----------------------------------------------------------------------------------------------------------------------------------------
   17 Administrative Building                           Prairie
                                                        Construction            $660,000                       $22,646
-----------------------------------------------------------------------------------------------------------------------------------------
   18 Office Equipment                                  Various                  $80,000                       $39,781
-----------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Amounts
                                                                                                                           Remaining
                                                                                             Bids or                       for Signed
ITEMS                                                   FURNISH BY               Budget     Contracts      AMT PAID        Contracts
-----------------------------------------------------------------------------------------------------------------------------------------

      Computers, Software, Network                      Various                 $300,000                       $46,326
-----------------------------------------------------------------------------------------------------------------------------------------
   19 Capitalized Interest                              AgStar                $5,400,000
-----------------------------------------------------------------------------------------------------------------------------------------
      Construction Contingency                                                $3,268,693
-----------------------------------------------------------------------------------------------------------------------------------------
   20 Sales Tax Contingency                                                   $3,253,722
-----------------------------------------------------------------------------------------------------------------------------------------
   21 Financing Costs
-----------------------------------------------------------------------------------------------------------------------------------------
                                                         AgStar                 $368,000        $1,046,000   $1,046,000             $0
-----------------------------------------------------------------------------------------------------------------------------------------
      Pre-Production Period Costs                                             $1,799,670                       $666,907
-----------------------------------------------------------------------------------------------------------------------------------------
   22 Organizational & Development                                            $5,424,414                     $3,816,013
-----------------------------------------------------------------------------------------------------------------------------------------
         Cost of Raising Capital                                                                               $139,999
-----------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------
   24 Rolling Stock                                                           $2,000,000
-----------------------------------------------------------------------------------------------------------------------------------------
   25 Working Capital (Assumes $15M Revolver +$10M Additional Available)
-----------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Cash                $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Corn                $3,500,000
-----------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Chemicals &
                                                          Ingredients           $800,000
-----------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Spare Parts           $750,000
-----------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Ethanol             $5,300,000
-----------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        DDGS                $1,300,000
      -----------------------------------------------------------------------------------------------------------------------------------
                                                          SUBTOTAL           $56,851,214       167,784,175  $76,463,964     74,854,548
      -----------------------------------------------------------------------------------------------------------------------------------

      **Proposals or contracts have not been completed

                STATE OF Iowa)
      >                                               SS.
                COUNTY OF Pottawattamie)

The undersigned being first duly sworn, each for himself,  as General  Contractor and Borrower,  deposes and says that the foregoing are the names of all parties having  contracts or subcontracts  for specified  portions of the work on said property and building or material  entering into the  construction  thereof,  and the amounts due and to become due to each of said  parties,  that the items mentioned include all labor and material required to complete said buildings according to plans and  specifications,  that there are no other contracts  outstanding;  and that there is nothing due or to become due to any person for material,  labor or other work of any kind done upon said building other than as above stated.

The undersigned  further deposes and says that no increase in the cost of construction will be made under any circumstances  without furnishing  information on same to the DISBURSING AGENT with additional  deposits to cover such increase;  that, in the event of any such  increase,  no orders or claims will be made to said company until such  information  and  additional  deposits shall have been completed; that the purpose of said statement is to induce said company to pay out the proceeds of a loan of $111,000,000 secured by a mortgage on said property;  and that, upon payment of the specific unpaid items listed herein, the undersigned  General Contractor hereby  agrees to waive all claims of priority to said  mortgage and both parties  herein will save said company  harmless as to any claims of priority of lien for any labor or material, furnished or to be furnished, for completion of construction.

      /s/ Ted Bauer
     -------------------------------------
      Treasurer, Board Member

The foregoing instrument was acknowledged before me this 21st day of February, 2008.

      /s/ Laura Schulz
     -------------------------------------
      NOTARY STAMP:

                                                                                                     Signature of Notary Public